SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):   April 24, 1998




                              SOFTNET SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




                                    NEW YORK
                 (State or other jurisdiction of incorporation)





        1-5270                                    11-1817252
(Commission File Number)        (I.R.S. Employer Identification Number)



 520 Logue Ave., Mountain View, CA                         94043
(Address of principal executive offices)                (Zip Code)



                                 (650) 965-3700
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

On April 6, 1998, A.J.R. Oosthuizen resigned as President, C.E.O. and a Director of the Registrant and the Registrant issued the press release attached as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               Exhibit No.         Description of Document
               -----------         ---------------------------------------------

               99.1 Press release dated April 6, 1998 issued by the Registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SOFTNET SYSTEMS, INC.



                                        /s/ Lawrence B. Brilliant
                                        -----------------------------
                                        Lawrence B. Brilliant
                                        C.E.O.



Dated:  April 24, 1998